10. Commitments and Contingencies	12 Months Ended
Jun. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Litigation

On or about March 17, 2017, the State of Nevada Department of Employment, Training & Rehabilitation, Employment Security Division obtained a judgment in the First Judicial District Court of the State of Nevada in and for Carson City against Bad Rabbit, Inc. in the amount of $64,674 together with interest thereon for delinquent payroll taxes, penalties and interest. Such amount remains unpaid and continues to accrue interest. The Company has accrued these liabilities.

On or about May 24, 2016, a judgment was entered in the Ontario Superior Court of Justice (Court File No. CV-15-522603) on behalf of Merchant MPowerTec Marketing Inc. (“MPower”) against Consorteum Inc., a Canadian corporation and a long inactive subsidiary of the Company, for the balance of a loan amounting to C$143,500 (US $110,000) owing to MPower along with payment of interest at a rate of 18% being C$145,638 to such date payable to MPower plus court costs of approximately $2,000. A personal guarantor has paid approximately US $60,000 of this judgment, while the balance remains unpaid by Consorteum Inc. and continues to accrue interest. The Company has tried unsuccessfully to settle this issue with MPowertec by issuance of a convertible note. The total liability as at June 30, 2017 is US $250,000, which has been accrued.

Employment Agreements

On September 1, 2012, the Company entered into an Executive Employment Agreement with each of Craig A. Fielding, our CEO and CFO, and Patrick Shuster, our COO and Secretary, through December 31, 2016. Although the management contracts expired December 31, 2016 both executives continue to serve at the direction of the Board of Directors in their current positions pursuant to the terms of their respective employment agreements that were in effect in 2016.

Below is a summary of the continuing obligations of Mr. Fielding’s agreement:

·	Base salary of $240,000
·	Reimbursed office expense of $5,000 per month;
·	Unspecified pension and compensation retirement plan; and
·	Incentive compensation amounting to 5 to 50% of base salary with revenue targets ranging from $0- $2,000,000 and in excess of $10,000,000. Additionally, Mr. Fielding is entitled to a cash compensation amounting to 2% of the purchase price in the event of a sale of the Company and 3% of capital raised.

Below is a summary of the continuing obligations of Mr. Shuster’s agreement:

·	Base salary of $240,000
·	Reimbursed office expense of $5,000 per month.
·	Unspecified pension and compensation retirement plan; and
·	Incentive compensation amounting to 5 to 50% of base salary with revenue targets ranging from $0- $2,000,000 and in excess of $10,000,000. Additionally, Mr. Shuster is entitled to a cash compensation amounting to 2% of the purchase price in the event of a sale of the Company and 3% of capital raised.

Other Matters

For the quarterly periods beginning with the quarterly period ended September 30, 2013 and ending with the quarterly period ended June 30, 2015, Bad Rabbit was unable to remit its portion of Federal Employment taxes due to the Company’s cash position. The fully accrued payroll tax liability, including penalties and interest to date, is approximately $585,000. This liability is fully accrued. Bad Rabbit ceased operations in 2015. The Company is currently in discussions with tax professionals to work out a settlement of all amounts including penalties and interest and a mutually acceptable installment payment plan with the IRS.

In October 2012, the Company secured a license to market and license the world’s first regulatory compliant mobile platform for delivery of gaming content originally known as CAPSA, which met the standards of the Nevada Gaming Board, from Tarsin Inc. (“Tarsin”) through a licensing agreement. The licensing agreement provided the Company with an exclusive right to license the CAPSA software platform in selected geographical markets throughout Canada and Mexico, along with select customers within the United States (the “Tarsin License”). The CAPSA software platform was capable of providing digital media to a wide range of mobile handsets, and provided for the ability to securely transmit financial information to individual handset owners.

Tarsin filed a voluntary petition for bankruptcy protection in the U.S. Bankruptcy Court, Northern District of California and the Company was a creditor in this Case No. 13-53607. In resolving the bankruptcy case, NYG Holdings LLC (“NYG”) acquired the original intellectual property from Tarsin, which included the first generation CAPSA platform. Effective October 20, 2014, the Company entered into a multi-year license agreement for the CAPSA platform with NYG. The multi-year license agreement was for a five year term renewable annually thereafter. The Company was responsible to pay royalties fees of 10% of net revenues plus $100,000 annually. However, the first 18 months of the agreement were royalty free and the first three years of annual payments were waived. In the spring of 2015, the Company stopped development on the legacy CAPSA platform, as the CAPSA platform was eclipsed by rapid advances in open source software platforms that became commercially available in 2015. The Company never introduced its platform or any products into the market, never generated any revenue and never used the CAPSA platform in any commercial way. Recently, the Company made a decision to recast its business to take advantage of other opportunities that have arisen that do not utilize the CAPSA Platform. On August 31, 2017, the Company and NYG mutually agreed to terminate the license agreement and for the rights, licenses and obligations of each of the parties thereunder to terminate and cease effective December 31, 2016, the time at which NYG discontinued its business. Further, each party has mutually agreed to waive and release the other party from any breaches of the License Agreement by the other party that may have occurred during the term the License Agreement was in effect.

The Company’s corporate headquarters are located at 1870 The Exchange, Suite 100, Atlanta, Georgia 30339-2021. These premises consist of approximately 600 square feet in a multi-tenant building leased by the Company from an unaffiliated third party pursuant to a month-to-month lease with the option to convert to a longer term at the Company’s sole option. Current monthly rent under this lease is approximately $2,500.

In addition, the Company has a virtual office space in the London Bridge News Building located at 3 London Bridge Street, London SE19SG England These premises consist of approximately 100 square feet in a multi-tenant building leased by the Company from an unaffiliated third party pursuant to a month-to-month lease with the option to convert to a longer term at the Company’s sole option. Current monthly rent under this lease is approximately $200.